UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2006

HERITAGE PROPERTY INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31297 (Commission File Number)	04-3474810 (I.R.S. Employer Identification Number)

131 Dartmouth Street
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(617) 247-2200

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

                       On July 9, 2006, Heritage Property Investment Trust, Inc. (“Heritage”) issued a press release announcing that it had executed a definitive merger agreement pursuant to which affiliates of Centro Properties Group will acquire Heritage. A copy of Heritage’s press release is attached as Exhibit 99.1. A copy of Heritage’s communication to its employees with respect to the merger is attached as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated July 9, 2006 issued by Heritage Property Investment Trust, Inc.

99.2	Memorandum dated July 9, 2006 from Thomas C. Prendergast to employees of Heritage Property Investment Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE PROPERTY INVESTMENT TRUST, INC.

Date: July 10, 2006	By:	/s/ Thomas C. Prendergast
Thomas C. Prendergast
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 9, 2006 issued by Heritage Property Investment Trust, Inc.

99.2	Memorandum dated July 9, 2006 from Thomas C. Prendergast to employees of Heritage Property Investment Trust, Inc.